SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 5, 2006

Matrix Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Colorado

(State or Other Jurisdiction of Incorporation)

0-21231	84-1233716
(Commission File Number)	(IRS Employer Identification No.)

700 Seventeenth Street, Suite 2100
Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 595-9898

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

See Items 2.01 and 9.01, which are incorporated by reference herein.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 5, 2006, the Company’s wholly-owned subsidiary, Equi-Mor Holdings LLC (“Equi-Mor”), entered into a definitive agreement (the “Agreement”) to sell its school services subsidiary, ABS School Services, LLC (“ABS”), to SKS Ventures, LLC, a Colorado limited liability company owned by former executive officers of the Company, Richard V. Schmitz, D. Mark Spencer and David W. Kloos (“SKS”). SKS acquired 100% of the outstanding limited liability company interests of ABS (the “Interests”). Prior to the execution of the Agreement, ABS distributed its outstanding interests in Charter Facilities Funding, LLC and New Century Academy Property Management Group, LLC to Equi-Mor. ABS also distributed certain other assets to Equi-Mor, including cash of approximately $3,030,000, real estate held for sale with a carrying value of approximately $5,520,000, a promissory note due from an unrelated third party in the amount of $830,000, as well as outstanding deferred and current income tax balances related to ABS with a carrying value of approximately $1,140,000. The purchase price was $7,370,000, which includes $4,000,000 in proceeds from a loan to SKS and its principals by the Company’s wholly owned subsidiary, Matrix Capital Bank, pursuant to which both the Interests and the former executive officers’ membership interests in SKS were pledged to the bank. The Agreement also provides that, if SKS sells ABS within one year of the Agreement, 50% of any gain on sale is payable to the Company, after adjustment for certain post closing events. Based on the purchase price, the Company recorded a $1,000,000 pre-tax charge in the first quarter, included in discontinued operations, to reflect the net realized value of the ABS interests upon the sale.

ABS’ recourse obligation of approximately $5,400,000, as of March 31, 2006, was included in the sale to SKS. In addition, the Company’s credit support with respect to approximately $18,200,000 in loans held in trust was eliminated in the transaction. Under the Agreement, however, the Company guarantees the payment of the loans held by ABS at the time of closing and certain other ABS obligations for a five year period up to an aggregate amount of $1,650,000. Management anticipates a charge of approximately $800,000 to $1,000,000 will be recorded in the second quarter in the Company’s financial statements to reflect its recourse obligations from the transaction.

ITEM 7.01 REGULATION FD DISCLOSURE

On May 8, 2006, the Company issued a press release announcing that its wholly owned subsidiary, Equi-Mor Holdings, Inc., has signed the Agreement to sell all of its membership interests in ABS School Services, LLC to SKS Ventures, LLC. The Company hereby incorporates by reference into this Item 7.01 the information set forth in that press release, a copy of which is attached hereto as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 are deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange of 1934, as amended, and will not be incorporated by reference into any filing by the Company under such Act or the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of businesses acquired. Not applicable.

(b) Pro Forma Financial Information. The interim unaudited pro forma consolidated financial statements of the Company are set forth below.

Matrix Bancorp, Inc. and Subsidiaries
Balance Sheet
	12/31/2005 As Reported	Adjustment	12/31/2005 Pro Forma
ASSETS	(Dollars in thousands)
Cash and cash equivalents	$15,877	$(1,578)	$14,299
Interest bearing deposits and federal funds sold	18,355	-	18,355
Investment securities	540,194	-	540,194
Loans held for sale, net	927,442	(22,247)	905,195
Loans held for investment, net	425,943	-	425,943
Mortgage servicing rights, net	20,708	-	20,708
Other receivables	29,139	(289)	28,850
FHLB stock	34,002	-	34,002
Premises & equipment, net	17,154	(518)	16,636
Bank owned life insurance	22,454	-	22,454
Other assets, net	19,898	(261)	19,637
Income taxes receivable and deferred income tax asset	3,696	-	3,696
Foreclosed real estate, net	4,526	-	4,526
Total assets	$2,079,388	$(24,893)	$2,054,495

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Deposits	$1,124,044	$-	$1,124,044
Custodial escrow deposits	49,385	-	49,385
FHLBank borrowings	615,028	-	615,028
Borrowed Money	29,581	(16,364)	13,217
Junior subordinated debentures owed to unconsolidated subsidiary trusts	61,372	-	61,372
Other liabilities	19,250	(368)	18,882
Total Liabilities	$1,898,660	$(16,732)	$1,881,928

Commitments and contingencies

Shareholders' equity
Common stock	$1	$-	$1
Additional paid in capital	108,395	-	108,395
Retained Earnings	72,314	(8,161)	64,153
Accumulated other comprehensive income	18	-	18
Total shareholders' equity	$180,728	$(8,161)	$172,567
Total liabilities and shareholder's equity	$2,079,388	$(24,893)	$2,054,495

Matrix Bancorp, Inc. and Subsidiaries
Consolidated Statement of Income
(Unaudited)
	Year Ended 12/31/2005 As Reported	Adjustment	Year Ended 12/31/2005 Pro Forma
Interest income
Loans and securities	$88,150	$(2,995)	$85,155
Interest-earning deposits and federal funds sold	1,941	-	1,941
Total interest and dividend income	90,091	(2,995)	87,096

Interest expense
Savings and time deposits	4,094	-	4,094
Demand and money market deposits	11,789	-	11,789
FHLBank borrowings	20,305	-	20,305
Borrowed money and junior subordinated debentures	7,180	(902)	6,278
Total interest expense	43,368	(902)	42,466

Net interest before loan and valuation losses	46,723	(2,093)	44,630
Provision for loan and valuation losses	1,665	(175)	1,490
Net interest income after provision for loan and valuation losses	45,058	(1,918)	43,140

Noninterest income
Loan administration	10,103	-	10,103
Brokerage	9,846	-	9,846
Trust services	7,217	-	7,217
Real estate disposition services	1,391	-	1,391
Gain on sale of loans and securities	2,017	-	2,017
Gain on sale of assets	300	-	300
School services	1,690	(1,690)	-
Other income	5,518	-	5,518
Total noninterest income	38,082	(1,690)	36,392

Noninterest expense
Compensation and employee benefits	32,371	(1,088)	31,283
Amortization of mortgage servicing rights	7,764	-	7,764
Occupancy and equipment	4,997	(826)	4,171
Postage and communications	1,355	(42)	1,313
Professional fees	2,936	(190)	2,746
Mortgage servicing rights subservicing fees	3,073	-	3,073
Data processing	963	(49)	914
Subaccounting fees	13,447	-	13,447
Recovery of impairment on mortgage servicing rights	(1,180)	-	(1,180)
Other general and administrative	18,303	(1,156)	17,147
Total noninterest expense	84,029	(3,351)	80,678

Loss from continuing operations before income taxes	(889)	(257)	(1,146)
Income tax (benefit) provision	(2,447)	465	(1,982)
Income (loss) from continuing operations	1,558	(722)	836

Discontinued operations:
Income from operations of discontinued operations		257	257
Income tax benefit on discontinued operations		(465)	(465)
Total discontinued operations		722	722
Net income	$1,558	$-	$1,558

Matrix Bancorp, Inc. and Subsidiaries
Notes to Unaudited Pro Forma Consolidated
Financial Statements

1.
The unaudited pro forma condensed consolidated financial statements are for informational purposes only and are not necessarily indicative of the results of future operations or the actual results that would have been achieved had the sale of ABS School Services, LLC been consummated during the periods indicated. The pro forma adjustments are based on the best information available to date, which may change as additional information is obtained.

2.	Represents the net value of loans held for sale, premises and equipment, other assets and receivables sold, as of the date presented.

3.	School services income represents the gross school services income earned by ABS School Services, LLC during the period presented.

4.	Noninterest expense represents expenses of the operations of ABS School Services, LLC for the period indicated, less intercompany items paid during the period presented.

5.
Assumes utilization of weighted average basic and diluted shares as reported in the Company’s Form 10-K for the year ended December 31, 2005 not considering impact to diluted shares for the pro form net income or loss.

(c) Shell Company Transactions. Not applicable

(d) Exhibits.

2.1	Purchase Agreement, dated May 5, 2006, between Equi-Mor Holdings, Inc. and SKS Ventures, LLC with Matrix Bancorp, Inc. as Guarantor.

99.1	Press Release, dated May 8, 2006, regarding the sale of membership interests of ABS School Services, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 9, 2006

MATRIX BANCORP, INC.

By:  /s/ Theodore J. Abariotes
Name:   Theodore J. Abariotes
Title:     Senior Vice President and General Counsel